UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

MAXRAY OPTICAL TECHNOLOGY CO. LTD.

(Exact name of small business issuer as specified in its charter)

                       Delaware                                         333-147225                                         N/A

          (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

5618 Tenth Line West, Unit 9

Mississauga, Ontario, CANADA L5M 7L9

 (Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

(a)

The Company completed the acquisition transaction on December 15, 2009.

(b)

Effective as of the 1st Day of September, 2009, Amber Optoelectronics Inc. 5618 Tenth Line West, Unit 9 Mississauga, Ontario Canada, (hereinafter referred to as ("Amber") and Max Great Technology Co., Ltd, Rm 51, s" Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam, Hereinafter referred to as ("MaxGreat") pursuant an understanding by both parties to which Amber will transfer to MaxGreat 6,000,000 Common Shares of Amber in exchange for 100% of the share ownership of Maxray Optical Technology (Fujian) Co. Ltd. Economic and Technological Development Zone, Huang-Wei Fuging, Fujian, China. PRC P.C. 350301 which are owned by MaxGreat.

(c)

Effective as of December 15, 2009, the ownership of the 6,000,000 restricted Amber common shares is transferred to the individual shareholders of MaxGreat as follows: Chien-Chen Ming (3,000,000 restricted shares), Huang-Wei Hsiung (1,500,000 restricted shares), Chen Pai Ling (1,500,000 restricted shares). There was no material relationship, other than in respect of the above transaction, between MaxGreat Technology Co. Ltd., and the named individual shareholders of MaxGreat Technology Co. Ltd. and the registrant or any of its affiliates, or any director or officer of the registrant, or any associate of any such director or officer.

(d)

There has been no consideration given or received for the assets except as stated.

Item 9.01   Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired

The financial statements of Maxray Optical Technology Co. Ltd. required by this Item 9.01 are attached hereto as Exhibits 99.1 and 99.6 and are incorporated herein by reference.

(b)

Pro Forma Financial Information

      The pro forma financial information required by this Item 9.01(b) is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

(c)

Shell Company Transactions

Not Applicable

(d)

Exhibits     Description

10.1

Consent of EFP Rotenberg LLP, independent auditors for Maxray

                   Optical Technology Co. Ltd.

99.1

Audited consolidated financial statements of Maxray Optical

Technology Co. Ltd. for the years ending June 30, 2009.

99.2 and 99.3       Certification of Chief Executive Officer

99.4

 and 99.5       Certification of Chief Financial Officer

     99.6           Interim consolidated financial statements of Maxray Optical

                                   Technology as of September 30, 2009.

    99.7            Certification of Chief Executive Officer

       99.8

           Certification of Chief Financial Officer

Certified Public Accountants | 1870 Winton Road S., Suite 200 | Rochester, New York 14618 | 585.295.2400 | EFPRotenberg.com

EFP ROTENBERG LLP
what counts

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of MaxRay Optical Technology (Fujian) Co., Ltd.

We have audited the accompanying balance sheets of MaxRay Optical Technology (Fujian) Co., Ltd. as of June 30, 2009 and 2008, and the related statements of operations and comprehensive income, owners' equity, and cash flows for each of the years in the two-year period ended June 30, 2009. MaxRay Optical Technology (Fujian) Co., Ltd.'s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MaxRay Optical Technology (Fujian) Co., Ltd. as of June 30, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2009 in conformity with accounting principles generally accepted in the United States of America.

EFP Rotenberg, LLP

EFP Rotenberg, LLP
Rochester, New York
November 27, 2009

Exhibit 10.1  Consent of Auditors

MaxRay Optical Technology (Fujian) Co., Ltd.
Balance Sheets
	JUNE 30,2009	JUNE 30,2008
Current assets:
Cash and Cash equivalents	$2,150,605	$396,352
Restricted Cash	1,374,416	638,428
Accounts receivable	4,458,722	685,228
Prepayments	1,236,387	2,875,248
Inventory	3,058,348	1,850,184
Other current assets	126,219	45,516
Total current assets	12,404,697	6,490,956
Property, plant and equipment, net	17,268,282	11,526,655
Land use right, net	933,983	950,699
Intangible assets, net	20,298	22,513
Deferred assets	489,344	51,431
Total Assets	$31,116,604	$19,042,254
Current liabilities:
Short-term loans	$5,157,418	$2,911,208

Notes payable	3,077,721	1,251,820

Accounts payable	3,759,036	575,768

Advance from Customers	56,476	1,349,672

Other payables	1,528,456	442,126

Long-term debt - current portion	729,927	-

Total current liabilities	14,309,034	6,530,594
Non-current liabilities:
Long-term debt	3,649,635	-

Due to related parties	1,211,665	4,695,237

Total liabilities	19,170,334	11,225,831
Total Owners' equity:
Registered capital	10,987,144	7,244,716

Paid-in capital	179,564	63,250

Retained earnings (Accumulated deficit)	6,013	(238,476)

Accumulated other comprehensive income	773,549	746,933

Total Owners' equity	11,946,270	7,816,423
Total liabilities and owner's equity	$31,116,604	$19,042,254

Exhibit 99.1  Audited Consolidated Financial Statement

MaxRay Optical Technology (Fujian) Co., Ltd.
Statements of Operations and Comprehensive Income
	JUNE 30,2009	JUNE 30,2008
Net Sales	$11,514,626	$1,485,592
Cost of sales	(10,943,493)	(1,206,402)
Gross Profit	571,133	279,190
Other Operating Income	1,264,885	8,538
Operating expenses	(60,824)	(17,874)
General and Administrative expenses	(1,081,506)	(312,472)
Financial expenses	(462,016)	(126,664)
Total Operating Income (Loss)	231,672	(169,282)

Subsidy income	15,125	-
Non-operating expenses, net	(2,308)	(150)
Net Income (Loss) before income taxes	244,489	(169,432)

Income taxes	-	4,565
Net Income (Loss)	$244,489	$(173,997)
Other Comprehensive Income	26,616	741,996

Comprehensive Income	$271,105	$567,999
(The accompanying notes are an integral part of the financial	statements.)

MaxRay Optical Technology (Fujian) Co., Ltd.
Statements of Cash Flows
Cash Flows from Operating Activities:		JUNE 30,2009		JUNE 30,2008
		244,489		(173,997)
Net income (Loss)	$		$
Adjustments to reconcile net income to
net cash provided by operating activities:		892,388		291,705
Depreciation and amortization
Imputed Interests		116,314		63,250
Changes in operating assets and liabilities:		(3,773,494)		(685,228)
Accounts receivable
Inventories		(1,208,164)		(1,739,493)
Prepayments		1,638,861		(2,862,771)
Other current assets		(80,703)		(20,534)
Notes payable		1,825,901		1,251,820
Accounts payable		3,183,268		441,455
Advances from customers		(1,293,196)		1,349,672
Other payable		1,086,330		404,903
Deferred assets		(437,913)		(51,431)
Net Cash Provided by Operating Activities		$2,194,081		$(1,730,649)
Cash Flows from Investing Activities:
Changes in restricted cash		$(735,988)		$(638,428)
Acquisition of property, plant and equipment		(6,608,639)		(10,403,939)
Purchases of land use right		-		(971,754)
Purchases of Intangibles		(4,521)		(23,581)
Net Cash Used in Investing Activities		$(7,349,148)		$(12,037,702)
Cash Flows from Financing Activities:		6,625,772		2,911,208
Inception of bank loans, net	$		$
Capital contribution		3,742,428		4,734,983
Due to related parties		(3,483,572)		4,695,237
Net Cash Used in Financing Activities		$6,884,628		$12,341,428

Net Change in Cash and Cash Equivalents		$1,729,561		$(1,426,923)
Effect of Exchange Rate Changes on Cash and Cash E		24,692		760,163
Cash and cash equivalents, beginning of period		396,352		1,063,112
Cash and cash equivalents, end of period		$2,150,605		$396,352

Supplementary Cash Flows Disclosures
Interest paid		$375,925		$129,806
Income taxes paid		$-		$4,565

(The accompanying notes are an integral part of the financial statements.)

MaxRay Optical Technology (Fujian) Co., Ltd.
Statements of Owners' Equity
				Accumulated Other
				Comprehensive
	Registered Capital	Paid in Capital	Retained Earnings	Income	Total
Capital contribution during the year	$2,509,733	$-	$-	$-	$2,509,733
Net Income for the year	-	-	(64,479)	-	(64,479)
Currency translation adjustment	-	-	-	4,937	4,937
Balance, June 30, 2007	$2,509,733	$-	$(64,479)	$4,937	$2,450,191
Capital contribution during the year	4,734,983	-	-	-	4,734,983
Imputed interests during the year	-	63,250	-	-	63,250
Net Income for the year	-	-	(173,997)	-	(173,997)
Currency translation adjustment	-	-	-	741,996	741,996
Balance, June 30, 2008	$7,244,716	$63,250	$(238,476)	$746,933	$7,816,423
Capital contribution during the year	3,742,428	-	-	-	3,742,428
Imputed interests during the year	-	116,314	-	-	116,314
Net Income for the year	-	-	244,489	-	244,489
Currency translation adjustment	-	-	-	26,616	26,616
Balance, June 30, 2009	$10,987,144	$179,564	$6,013	$773,549	$11,946,270

(The accompanying notes are an integral part of the financial statements.)

MaxRay Optical Technology (Fujian) Co., Ltd.

Notes to Financial Statements

MAXRAY OPTICAL TECHNOLOGY (FUJIAN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2009

( in USD except Special Situation)

1.       ORGANIZATION AND PRINCIPAL ACTIVITIES

MAXRAY OPTICAL TECHNOLOGY (FUJIAN) CO., LTD. (the “Company”) was established in Photoelectric Park, Rongqiao Economic and Technological Development Zone Fuqing, Fujian, China on March 8th, 2007. The registered capital is USD 11 million. The only shareholder is the company of MAX GREAT TECHNOLOGY CO,.LTD.

The Company is mainly engaged to develop, design, produce on new flat panel display devices, liquid crystal display products, including modules and parts. The Company has won credit from world leading manufactures on LCM assembly services including backlight module assembling for LCD TV and monitors, and its related parts.

Their major customers such as JIELIAN Electronics Co.Ltd., HUAYING Video Co. Ltd, and HENGSHENG electric Co. Ltd, are publicly listed companies in Taiwan.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.      Basis of presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The financial statements have been prepared assuming the Company will continue as a going concern. Under that assumption, it is expected that assets will be realized and liabilities will be satisfied in the normal course of business.

B.      Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

C.

Cash and cash equivalents

Cash  and  cash  equivalents  consist  of  cash  on  hand  and  highly  liquid  investments  which  are

MaxRay Optical Technology (Fujian) Co., Ltd.

Notes to Financial Statements

unrestricted as to withdrawal or use, and which have original maturities of three months or less when purchased.

D.

Restricted cash

Restricted cash are bank demand deposits used as security against letter of credits and short-term borrowings. This is used by the Company as a short term instrument to reduce financing cost.

E.      Account receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. No allowance for accounts receivable are reserved for the fiscal years ended June 30, 2009 and 2008.

The top five and two customers account for 99% of accounts receivables as of June 30, 2009 and 2008, respectively. The Company pledged certain amount of accounts receivable as collaterals to secure bank loan. The amounts of accounts receivable pledged were $171,533 and none as of June 30, 2009 and 2008, respectively.

F.       Inventories

Inventories are stated at the lower of cost or market. Cost is calculated on the moving-average basis and includes all costs to acquire and other costs incurred in bringing the inventories to their present location and condition. The Company evaluates market of its inventories on a regular basis and records a provision for loss to reduce the computed weighted-average cost if it exceeds market. Potential losses from obsolete and slow-moving inventories are recorded when identified. Market is current replacement cost, which does not exceed the net realizable value, that is, estimated selling price in the ordinary course of business less reasonable predictable cost of completion and disposal, and is not less than net realizable value reduced by an allowance for normal profit margin.

G.      Land use rights, net

There is no private land ownership in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the PRC government. Land use rights are amortized using the straight-line method over the lease term of 50 years.

H.       Property, plant and equipment, net

Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

MaxRay Optical Technology (Fujian) Co., Ltd.

Notes to Financial Statements

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets or, when applicable, the life of the lease, whichever is shorter. The useful lives for property, plant and equipment are as follows:

		Buildings			20 years
		Plant and machinery			10 years
		Office equipment and furnishings			5 years
		Motor vehicles			5 years
		Others			5 years
I.	Construction in progress
	Construction in	progress represents	direct	costs of	construction or acquisition	and	design	fees

incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

J.       Deferred Assets

Deferred assets represent mainly the molds for specific customers, plus the membership. Deferred assets are measured initially at cost. Deferred assets are recognized if it is probable that the future economic benefits that are attributable to the asset will flow to the enterprise and the cost of the asset can be measured reliably. After initial recognition, deferred assets are measured at cost less any impairment losses. Deferred assets are amortized on a straight-line basis over their useful lives, usually 5 years. Deferred assets consisted of the following as of June 30, 2009 and 2008:

	June 30,	June 30,
Deferred Assets, cost	2009	2008
Membership	$58,394	$58,224

Molds	463,934	--
Accumulated amortization	-32,984	-6,793
Deferred assets, net	$489,344	$51,431

The Company recorded $26,170 and $ 6,401 amortization expenses in June 30, 2009 and 2008, respectively.

K.      Intangible Assets

Intangible assets represent mainly the computer software. Intangible assets are measured initially at cost. Intangible assets are recognized if it is probable that the future economic benefits that are attributable to the asset will flow to the enterprise and the cost of the asset can be measured reliably. After

MaxRay Optical Technology (Fujian) Co., Ltd.

Notes to Financial Statements

initial recognition, intangible assets are measured at cost less any impairment losses. Intangible assets with definite useful lives are amortized on a straight-line basis over their useful lives.

L.      Impairment of long-lived assets

The Company evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When these events occur, the Company measures impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the fair value of the assets.

M.      Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

The following one entity is considered to be related parties to the Company because it is the only one shareholder of the Company. This related party acts as the Company’s supplier to provide some raw material.

	Name of enterprise	Registered Address	Relationship			Ratio %

MAX GREAT TECHNOLONY CO,.LTD		Brunei	Shareholder	of	the	100%
			Company

MaxRay Optical Technology Inc.		Taiwan	Common control

Max Chance Limited		Samoa	Common control

N.	Taxes
	The main taxes and tax rates are as follows:
	Tax categories	Tax criterion		Tax rate

Corporate income tax		Taxable Income			0%
VAT		Products and materials sales income			6%
Business tax		Taxable income			5%

Education supplementary tax		Pay turnover tax			1%
others			Depends on local government

Income  taxes  of  the  Company  are  calculated  in  accordance  with  taxation  principles  currently

MaxRay Optical Technology (Fujian) Co., Ltd.

Notes to Financial Statements

effective in the PRC. The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the temporary difference between the financial statement and tax basis of assets and liabilities using presently enacted tax rates in effect. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

A company registered in the PRC is subject to state and local income taxes within the PRC at the applicable tax rate on the taxable income as reported in their PRC statutory financial statements in accordance with relevant income tax laws. On March 16, 2007, the National People’s Congress of China enacted the New EIT Law, which will become effective on January 1, 2008. The New EIT Law imposes a unified enterprise income tax rate of 25% on all domestic enterprises and foreign-invested enterprises unless they qualify for certain tax incentives. Under the New EIT Law, enterprises that were established and already enjoyed preferential tax treatments before March 16, 2007 will continue to enjoy them (i) in the case of reduced tax rates, for a period of five years from January 1, 2008, subject to certain phase-out rules, or (ii) in the case of fixed-term tax holidays, until the expiration of such term.

The Company is a foreign-invested production enterprise set up on March 8, 2007, which is before March 16, 2007. Therefore the Company is exempted from income tax in the 1st and 2nd years and allowed a 50% reduction in the 3rd to 5th years from the year beginning to make profit. The Company started its production in July 2007 and made profit in 2007. The Company’s tax year is calendar year. According to “Income Tax Law of the Peoples Republic of China for Enterprises with Foreign-Invested Enterprises and Foreign Enterprises” Rule No.77, any enterprise made profit in the first year while operated less than 6 months can select income tax exemption status from the next year. However, if selecting this option then the enterprise needs to pay income taxes for the net profit in the first year. The Company selected income exemption status from January 1, 2008 and paid income tax for 2007 calendar year net profit. The Company is exempted of income tax for calendar year 2008 and 2009, and pays half income taxes for calendar year 2010, 2011 and 2012.

O.

Foreign currency translation

The reporting currency of the Company is United States Dollar (“US Dollar”).

The financial record of the Company is maintained in Renminbi (“RMB”) which is their functional currency. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of accumulated other comprehensive income in the statement of shareholders’ equity.

In July 2005, the PRC began to value the RMB against a basket of currencies of its major trading partners, including the U.S. This measure has allowed the RMB to fluctuate within a narrow band vis a vis the U.S. dollar. Since the adoption of this managed flexible exchange rate policy, the RMB has been under pressure to appreciate against the U.S. dollar. This has affected the changes in the foreign currency translation gain, as reflected in other comprehensive income, $26,616 and $741,996 for the fiscal years ended June 30, 2009 and 2008, respectively.

P.       Revenue recognition

MaxRay Optical Technology (Fujian) Co., Ltd.

Notes to Financial Statements

Revenue from the sale of goods is recognized when the risks and rewards of ownership of the goods have transferred to the buyer including factors such as when persuasive evidence of an arrangement exits, delivery has occurred, the sales price is fixed and determinable, and collectability is probable. Revenue consists of the invoice value for the sale of goods and services net of value-added tax (“VAT”), discounts and returns. The Company nets sales return in gross revenue, i.e., the revenue shown in the income statement is the net sales.

Q.      Government subsidies

Government grants for revenue and/or expenses are recognized in income when the related revenue and/or expense are recorded. Government grants related to property, plant, and equipment should be netted against the depreciation expense of the related assets over the useful lives of these assets. Government subsidies relating to specific borrowings are recorded as an offset to the interest expense over the term of these borrowings. Unrestricted government subsidies from local governmental agencies allowing the Company full discretion in the fund utilization were $15,125 and $0 for the fiscal years ended June 30, 2009 and 2008, respectively, which was recorded in the statements of operation.

R.      Comprehensive income (loss)

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (“SFAS No. 130”). SFAS No. 130 establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general-purpose financial statements. SFAS No. 130 defines comprehensive income to include all changes in equity except those resulting from investments by owners and distributions to owners, including adjustments to accumulated foreign currency translation.

S.       Fair value of financial instruments

The carrying value of financial instruments including cash, receivables, payables, and short-term loans, approximates their fair value at June 30, 2009 and 2008 due to the relatively short-term nature of these instruments. The carrying value of long-term debt approximates its fair value as it bears variable interest rate which reflects the current market yield level for comparable loans.

T.       Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of trade accounts receivable. The Company performs ongoing credit evaluations with respect to the financial condition of its creditors, but does not require collateral. In order to determine the value of the Company’s accounts receivable, the Company records a provision for doubtful accounts to cover probable credit losses. Management reviews and adjusts this allowance periodically based on historical experience and its evaluation of the collectability of outstanding accounts receivable. The Company has and two customers that separately account for more than 10% of its total revenue for the fiscal years ended June 30, 2009 and 2008, respectively.

	Customer name	June 30,	Percentage	June 30,	Percentage

		2009	%	2008	%

Ta Hwa Inc.		$5,759,033	50%		$0%

MaxRay Optical Technology (Fujian) Co., Ltd.			Notes to Financial Statements

JIELIAN Electronics Co.Ltd,	$3,465,402	30%	$1,294,414	87%
Fujian

FUQIAO Electronic Technology	$507,687	4%	$185,651	12.5%
Co.Ltd, Fuzhou

3.      RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, "Subsequent Events" (SFAS No.165). SFAS 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. Specifically, SFAS 165 provides (i) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009 and shall be applied prospectively. As such, the Company is required to adopt this standard in the current period. Adoption of SFAS 165 did not have a significant effect on the Company’s financial statements.

In June 2009, the FASB issued Statement of Financial Accounting Standard (“SFAS”) No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”. SFAS 168 replaces SFAS 162 and establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company is currently evaluating the impact of SFAS 168 on its financial statements but does not expect it to have a material effect.

4.	PREPAYMENTS
Prepayments consisted of the following as of June 30, 2009 and 2008:
		June 30,	June 30,
		2009	2008
	Raw material suppliers	$1,006,302$	-
	Equipment purchase	137,986	2,726,386
	Others	92,099	148,862
	Total prepayment	$1,236,387$	2,875,248

The prepayments are the short term deposits paid to supplier for purchasing products (raw materials and equipments) and are not interest bearing.

5.

INVENTORIES

The Company’s inventories at June 30, 2009 and 2008 are summarized as follows:

	June 30,	June 30,
	2009	2008
Raw materials	$2,895,283	$369,078
Finished goods	163,065	1,481,106

MaxRay Optical Technology (Fujian) Co., Ltd.	Notes to Financial Statements
Total Inventories	$3,058,348 $	1,850,184

6.	PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment consisted of the following, on June 30,2009and 2008:
			June 30,		June 30,
Property, plant and equipment, cost:			2009		2008
			12,112,076		-
Buildings		$		$
Plant and machinery			5,937,932		5,587,625
Office equipment and furnishings			159,598		149,461
Motor vehicles			94,244		93,969
Others			122,208		31,415
Total cost			$18,426,058		$5,862,470
Less: Accumulated depreciation:			272,120		-
Buildings
Plant and machinery			799,106		269,841
Office equipment and furnishings			37,062		9,072
Motor vehicles			26,652		9,660
Others			22,836		2,191

Total accumulated depreciation			1,157,776		290,764

Construction in progress			-		5,954,949

Property, plant and equipment, net			$17,268,282		$11,526,655

The depreciation expenses charged to operation are recorded as $866,162 and $ 270,857 for the fiscal years ended Jun 2009 and 2008, respectively.

Originally the construction project is to build the Company’s own factory in Fujian province of China. The construction in progress is completely built up and transferred to fixed assets before Jun in 2009.

The capitalized interests were $129,592 and $90,309 for June 30, 2009 and 2008 respectively, with construction in progress.

The Company had pledged certain of its property, plant and equipment as collateral to secure bank loan with financial institutions in PRC. The amounts of fixed assets pledged at cost were about $12 million and $6million as of June 30, 2009 and 2008, respectively.

7.	LAND USE RIGHTS, NET
		June 30,2009	June 30,2008
Land use rights, cost		$974,591$	971,754
Less: Accumulated amortization		40,608	21,055
Land use rights, net		$933,983	950,699

MaxRay Optical Technology (Fujian) Co., Ltd.

Notes to Financial Statements

The Company recorded amortization expense of $19,492 and $19,842 for the fiscal years ended June 30, 2009 and 2008, respectively. The Company pledged its Land use rights as collateral to secure bank loans with financial institutions in PRC. The amounts of land use rights pledged at cost were about $1 million as of June 30, 2009 and 2008.

8.       SHORT-TERM LOANS

At June 30, 2009 and 2008, the Company had short-term loans from banks at the amount of $5,157,418 and $2,911,208, respectively, bearing interest ranging from 3.21% to 8.29% per annum. The loans were secured by the pledge of certain fixed assets, construction in progress, land use rights and accounts receivable. The Company had $6.7 million unused credit line at June 30, 2009.

9.	NOTES PAYABLE
Notes payable consisted of the following as of June 30, 2009 and 2008:
		June 30,	June 30,
		2009	2008
	Bank acceptance notes	$2,694,934$	1,251,820
	Commercial acceptance notes	382,787	-
	Total notes payable	$3,077,721$	1,251,820

Bank acceptance notes have 0.05% discount rate. All notes are the short term nature and paid for raw materials and equipments, as well as constructions.

10.     LONG-TERM BORROWINGS

The Company borrowed the loan from Fuzhou City Commercial Bank with the collaterals of the Company’s building and land use rights on March 6,2009.

The total amount of the loan is RMB30 million ($4,379,562) with RMB5 million ($729,927) current portions as of June 30, 2009. RMB5 million loan is due on March 6, 2010 and RMB25 million is due on December 27, 2010.

11.     OTHER OPERATING INCOME

Other operating income consists of agent fees from an oversee transaction by purchasing products from Taiwan and selling them directly to Hong Kong and rental fees by renting one factory to JIELIAN Electronics Co., Ltd. from April 2008 to June 2009. Other operating income is summarized as the following for the years ended June 30, 2009 and 2008:

For the years ended,	June 30,	June 30,
Rental fees	2009	2008
	$56,564	$8,538
Agent fees	1,208,321	-
Total Other Operating Income	$1,264,885	$8,538

12       DUE TO RELATED PARTIES AND RELATED PARTY TRANSACTIONS

MaxRay Optical Technology (Fujian) Co., Ltd.		Notes to Financial Statements
A.	Due to related parties
		June 30,	June 30,
Shareholders		2009	2008
		824,710	358,001
MAX GREAT TECHNOLONY CO,.LTD		67,851	337,250
Max Chance Limited		319,104	3,999,986
Total Due to Related Parties		$1,211,665	$4,695,237

The amount due to and due from related parties were unsecured and interest free. There is no repayment term for these payables.

B.      Purchases from related parties

In the fiscal year ended June 30, 2009 and 2008, the Company’s purchases from related parties included equipments, raw materials. from MaxGreat Technology Co., Ltd with the amounts of $373,024 and $642,175, respectively.

13.

COMMITMENTS AND CONTINGENCIES

None.

14.

MAINLAND CHINA CONTRIBUTION PLAN AND RESTRICTED NET

ASSETS A. China Contribution Plan

Full time employees of the Company in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance and other welfare benefits are provided to employees. PRC labor regulations require the Company to accrue for these benefits based on certain percentage of the employees’ salaries. The total contribution for such employee benefits were USD34,882 and USD19,347 for the fiscal years ended June 30, 2009 and 2008, respectively.

B.      Restricted Net Assets

Relevant PRC statutory laws and regulations permit payments of dividends by the Company only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. PRC laws and regulations require that annual appropriations of 10% of after-tax income should be set aside prior to payment of dividends as a general reserve fund. In addition, there are restrictions on the distribution of share capital from the Company. As a result of these PRC laws and regulations, the Company is restricted in their ability to transfer a portion of their net assets to the Company’s shareholders in the form of dividends, loans or advances. Such restricted portions amounted to $11million and $7million as of June 30, 2009 and 2008, respectively.

15.     SUBSEQUENT EVENTS

The shareholder of the Company is in the negotiation to sign a share exchange agreement with Maxray Optical Technology Co., Ltd., a Delaware corporation publicly listed in United States.

The Company has evaluated the period beginning July 1, 2009 through November 27, 2009. the date its financial statements were issued, and concluded there were no other events or transactions occurring during this period that required recognition or disclosure in its financial statements.

Exhibit 99.2 Certification of Chief Executive Officer

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MAXRAY OPTICAL TECHNOLOGY CO. LTD. (the “Company”) for the twelve month period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),  I, John Campana, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that;

1.

The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/    John Campana

Name: John Campana

Title: Chief Executive Officer

                                                                                                    Date:    December 15, 2009

Exhibit 99.3  Certification Of Chief Executive Officer

CERTIFICATIONS

I, John Campana, Chief Executive Officer, certify that:

1.   I have reviewed the Audited Consolidated Financial Statements for the years ending June 30, 2009 of MAXRAY OPTICAL TECHNOLOGY CO. LTD.

2.   Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3.   Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4.   The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this quarterly report (the registrant’s first fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.   The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions);

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:  December 15, 2009                                                                    /s/ John Campana

John Campana

Chief Executive Officer

Exhibit 99.4  Certification of Chief Financial Officer

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MAXRAY OPTICAL TECHNOLOGY CO. LTD. (the “Company”) for the twelve month period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),  I, George Parselias, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that;

1.

The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/    George Parselias

Name: George Parselias

Title:  Chief Financial Officer

                                                                                                    Date:    December 15, 2009

Exhibit 99.5  Certification of Chief Financial Officer

CERTIFICATIONS

I, George Parselias, Chief Financial Officer, certify that:

1.

I have reviewed the Audited Consolidated Financial Statements for the years ending June 30, 2009 of MAXRAY OPTICAL TECHNOLGY CO. LTD.

2.

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

3.

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this annual report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions);

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:  December 15, 2009

/s/ George Parselias

George Parselias

Chief Financial Officer

Exhibit 99.6  Interim Consolidated Financial Statement as of September 30, 2009

Certified Public Accountants | 1870 Winton Road S., Suite 200 | Rochester, New York 14618 | 585.295.2400 | EFPRotenberg.com

EFP ROTENBERG LLP
what counts

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of MaxRay Optical Technology (Fujian) Co., Ltd.

We have reviewed the balance sheet of MaxRay Optical Technology (Fujian) Co., Ltd. as of September 30, 2009, and the related statements of operation and comprehensive income, and cash flows for the three-month periods ended September 30, 2009 and 2008. These financial statements are the responsibility of the company's management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), the balance sheet of MaxRay Optical Technology (Fujian) Co., Ltd. as of June 30, 2009 (presented herein), and the related statements of operations and comprehensive income, owner's equity, and cash flows for the year then ended (not presented herein); and in our report dated November 27, 2009, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of June 30, 2009, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

EFP Rotenberg, LLP

EFP Rotenberg, LLP
Rochester, New York
November 27, 2009

MaxRay Optical Technology (Fujian) Co., Ltd.
Balance Sheet
	SEPTEMBER 30, 2009	JUNE 30, 2009
	(Unaudited)
Current assets:
Cash and Cash equivalents	$1,281,669	$2,150,605
Restricted Cash	953,267	1,374,416
Accounts receivable	10,643,080	4,458,722
Prepayments	2,091,902	1,236,387
Inventory	6,341,338	3,058,348
Other current assets	398,179	126,219
Total current assets	21,709,435	12,404,697
Property, plant and equipment, net	17,534,047	17,268,282
Land use right, net	930,424	933,983
Intangible assets, net	19,299	20,298
Deferred assets	650,951	489,344
Total Assets	$40,844,156	$31,116,604
Current liabilities:
Short-term loans	$8,737,799	$5,157,418
Notes payable	2,006,368	3,077,721
Accounts payable	8,214,010	3,759,036
Advance from Customers	-	56,476
Other payables	1,064,852	1,528,456
Long-term debt - current portion	731,251	729,927
Total current liabilities	20,754,280	14,309,034
Non-current liabilities:
Long-term debt	3,656,254	3,649,635
Due to related parties	2,643,213	1,211,665
Total liabilities	27,053,747	19,170,334
Total Owners' equity:
Registered capital	12,337,144	10,987,144
Paid-in capital	179,564	179,564
Retained earnings (Accumulated deficit)	480,114	6,013
Accumulated other comprehensive income	793,587	773,549
Total Owners' equity	13,790,409	11,946,270
Total liabilities and owner's equity	$40,844,156	$31,116,604

(The accompanying notes are an integral part of the financial statements.)

MaxRay Optical Technology (Fujian) Co., Ltd.

Statements of Operation and Comprehensive Income (Unaudited)

	FOR THE THREE MONTHS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
	2009	2008
Net Sales	$13,683,980	$1,499,500
Cost of sales	(12,507,626)	(1,847,979)
Gross Profit	1,176,354	(348,479)
Other Operating Income	9,243	26,397
Operating expenses	(41,641)	(8,251)
General and Administrative expenses	(436,994)	(135,319)
Financial expenses	(134,631)	(14,630)
Total Operating Income (Loss)	572,331	(480,282)

Subsidy income	9,383	-
Non-operating expenses, net	(107,613)	-
Net Income (Loss) before income taxes	474,101	(480,282)

Income taxes	-	-
Net Income (Loss)	$474,101	$(480,282)
Other Comprehensive Income	20,038	18,150

Comprehensive Income	$494,139	$(462,132)

(The accompanying notes are an integral part of the financial statements.)

MaxRay Optical Technology (Fujian) Co., Ltd.
Statements of Cash Flow (Unaudited)
		FOR THE THREE MONTHS ENDED
		SEPTEMBER 30,		SEPTEMBER 30,
Cash Flows from Operating Activities:		2009		2008
		474,101		(480,282)
Net income (Loss)	$		$
Adjustments to reconcile net income to
net cash provided by operating activities:		295,541		151,412
Depreciation and amortization
Changes in operating assets and liabilities:		(6,184,358)		(569,437)
Accounts receivable
Inventories		(3,282,990)		866,639
Prepayments		(855,515)		50,312
Other current assets		(271,960)		(7,392)
Notes payable		(1,071,353)		1,689,011
Accounts payable		4,454,974		661,659
Advances from customers		(56,476)		(221,463)
Other payable		(463,604)		2,640,994
Deferred assets		(161,607)		2,805
Net Cash Provided by Operating Activities		$(7,123,247)		$4,784,258
Cash Flows from Investing Activities:
Changes in restricted cash		$421,149		$(849,515)
Acquisition of property, plant and equipment		(557,267)		(4,783,062)

Net Cash Used in Investing Activities		$(136,118)		$(5,632,577)
Cash Flows from Financing Activates:		3,588,324		298,081
Inception of bank loans, net	$		$
Capital contribution		1,350,000		3,742,428
Due to related parties		1,431,548		(3,388,189)

Net Cash Used in Financing Activities		$6,369,872		$652,320

Net Change in Cash and Cash Equivalents		$(889,493)		$(195,999)
Effect of Exchange Rate Changes on Cash and Cash Equivalent		20,557		16,618
Cash and cash equivalents, beginning of period		2,150,605		396,352
Cash and cash equivalents, end of period		$1,281,669		$216,971
Supplementary Cash Flows Disclosures
Interest paid		$76,961		$72,285
Income taxes paid		$-		$-
(The accompanying notes are an integral part of the financial statements.)

MaxRay Optical Technology (Fujian) Co., Ltd.

NOTES TO FINANCIAL STATEMENTS (unaudited)

1.       ORGANIZATION AND PRINCIPAL ACTIVITIES

MAXRAY OPTICAL TECHNOLOGY (FUJIAN) CO., LTD. (the “Company”) was established in Photoelectric Park, Rongqiao Economic and Technological Development Zone Fuqing, Fujian, China on March 8th, 2007. The registered capital is USD 11 million. The only one shareholder is the company of MAX GREAT TECHNOLOGY CO,.LTD.

The Company is mainly engaged to develop, design, produce on new flat panel display devices, liquid crystal display products, including modules and parts. The Company has won credit from world leading manufactures on LCM assembly services including backlight module assembling for LCD TV and monitors, and its related parts.

Their major customers such as JIELIAN Electronics Co., Ltd,, HUAYING Video Co., Ltd, and HENGSHENG electric Co., Ltd, are publicly listed companies in Taiwan.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company is responsible for the unaudited condensed financial statements included in this document, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include all normal and recurring adjustments that management of the Company considers necessary for a fair presentation of its financial position and operating results. The Company prepared these statements following the requirements of the U.S. Securities and Exchange Commission (the “SEC”) for interim reporting. As permitted under those rules, the Company condensed or omitted certain footnotes or other financial information that are normally required by GAAP for annual financial statements. These statements should be read in combination with the financial statements for the fiscal years ended June 30, 2009 and 2008.

Revenues, expenses, assets and liabilities can vary during each quarter of the year. Therefore, the results and trends in these interim unaudited condensed consolidated financial statements may not be the same as those for the full year.

3.       RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

The Company adopted, as of July 1, 2009, the Financial Accounting Standards Board’s (“FASB’s”) Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied to nongovernmental entities in the preparation of financial statements in conformity with GAAP. The ASC does not change authoritative guidance. Accordingly, implementing the ASC did not change any of the Company’s accounting, and therefore, did not have an impact on the consolidated results of the Company. References to authoritative GAAP literature have

1

been updated accordingly.

In May 2009, the FASB issued ASC 855-10 (Prior authoritative literature: SFAS 165, "Subsequent Events"). ASC 855-10 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. Specifically, ASC 855-10 provides (i) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date ASC 855-10 is effective for interim or annual financial periods ending after June 15, 2009 and shall be applied prospectively. As such, the Company is required to adopt this standard in the current period. Adoption of ASC 855-10 did not have a significant effect on the Company’s financial statements.

In June 2009, the FASB issued ASC 105-10 (Prior authoritative literature: SFAS 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”). ASC 105-10 establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company is currently evaluating the impact of ASC 105-10 on its financial statements but does not expect it to have a material effect.

4.       INVENTORIES

The Company’s inventories as at September 30, 2009 is summarized as follows:

		September 30,	June 30, 2009
		2009

	Raw materials	$6,188,113	2,895,283
	Finished goods	153,225	163,065

	Total Inventories	$6,341,338	3,058,348

5.	DUE FROM (TO) RELATED PARTIES AND RELATED PARTY	TRANSACTIONS
a.	Due to related parties
		September 30,	June 30,
		2009	2009

	Shareholders	$1,920,578	824,710

2

MAX GREAT TECHNOLOGY CO,.LTD	402,953	67,851
MAX CHANCE LIMITED	319,682	319,104
Total	$2,643,213
		1,211,665

b.      Purchases from related parties

The Company’s purchases from related parties included whey protein powders from MAX Great Technology Co., Ltd as below for the three-month periods ended September 30, 2009 and 2008, respectively.

			Three Months Ended September 30,

		2009	2008

	MAX GREAT TECHNOLONY CO,.LTD	$321,825	$116,387

	Total	$321,825	$116,387
6.	PROPERTY, PLANT AND EQUIPMENT, NET

		September 30,	June 30,
		2009	2009
	Property, plant and equipment, cost:

	Buildings	$12,168,327	12,112,076
	Plant and machinery	6,435,571	5,937,932
	Office equipment and furnishings	285,012	159,598
	Motor vehicles	94,415	94,244
	Others		122,208

	Total cost	$18,983,325	18,426,058
	Less: Accumulated depreciation:

	Buildings	409,126	272,120
	Plant and machinery	936,390	799,106
	Office equipment and furnishings	72,813	37,062
	Motor vehicles	30,949	26,652
	Others		22,836

	Total accumulated depreciation	1,449,278	1,157,776

	Property, plant and equipment, net	$17,534,047	17,268,282

The Company recorded depreciation expense of $289,255 and $146,249 for the three-month periods ended September 30, 2009 and 2008 , respectively.

3

7.	LAND USE RIGHTS, NET
		September 30,	June 30,
		2009	2009

	Land use rights, cost	$976,359	974,591
	Less: Accumulated amortization	45,935	40,608

	Land use rights, net	$930,424	933,983

The Company recorded amortization expense of $5,251 and $4,871 for the three-month periods ended September 30, 2009 and 2008, respectively.

8

COMMITMENTS AND CONTINGENCIES

None.

9

SUBSEQUENT EVENTS

The shareholder of the Company is in the negotiation to sign a share exchange agreement with MaxRay Optical Technology Co., Ltd., a Delaware corporation publicly listed in United States.

The Company has evaluated the period beginning October 1, 2009 through November 27, 2009, the date its financial statements were issued, and concluded there were no other events or transactions occurring during this period that required recognition or disclosure in its financial statements.

4

Exhibit 99.7  Certification Of Chief Executive Officer

CERTIFICATIONS

I, John Campana, Chief Executive Officer, certify that:

1.   I have reviewed the Interim Consolidated Financial Statements for the period ending September 30, 2009 of MAXRAY OPTICAL TECHNOLOGY CO. LTD.

2.   Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3.   Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4.   The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this quarterly report (the registrant’s first fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.   The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions);

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:  December 15, 2009                                                                    /s/ John Campana

John Campana

Chief Executive Officer

Exhibit 99.8  Certification of Chief Financial Officer

CERTIFICATIONS

I, George Parselias, Chief Financial Officer, certify that:

1.

I have reviewed the Interim Consolidated Financial Statements for the period ending September 30, 2009 of MAXRAY OPTICAL TECHNOLGY CO. LTD.

2.

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

3.

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this annual report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions);

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:  December 15, 2009

/s/ George Parselias

George Parselias

Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2009                                    Maxray Optical Technology Co. Ltd.

                                                                                /S/    John Campana

                                                                               ________________________________

                                                                               John Campana, CEO